Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Enhanced Short Maturity ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information

DATED FEBRUARY 1, 2026

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective February 1, 2026, the Fund’s annual unitary management fee will be reduced to 0.29% of the Fund’s average daily net assets.

Accordingly, at such time, the “Fees and Expenses of the Fund” section in the Fund’s prospectus is replaced in its entirety with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.29%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%
(1)	Pursuant to a contractual agreement between the Trust, on behalf of the Fund, and First Trust Advisors L.P., the Fund’s investment advisor, the management fees paid to the Fund’s investment advisor will be reduced by the portion of the management fees earned by the Fund’s investment advisor from the Fund for assets invested in other investment companies advised by the Fund’s investment advisor. This contractual agreement shall continue until the earlier of (i) its termination at the direction of the Trust’s Board of Trustees or (ii) upon the termination of the Fund’s management agreement with the Fund’s investment advisor, however, it is expected to remain in place for no less than one year from the date of this prospectus.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Additionally, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information. Accordingly, any reference to such breakpoint discounts in the Fund’s prospectus or statement of additional information is removed in its entirety.

Please Keep this Supplement with your Fund’s Prospectus
and Statement of Additional Information for Future Reference